                                                                  Exhibit 10(17)














                           CANARGO ENERGY CORPORATION


                         1995 LONG-TERM INCENTIVE PLAN


                         (EFFECTIVE NOVEMBER 14, 1995)

                   (AMENDED AND RESTATED AS OF JULY 16, 1999)

                               TABLE OF CONTENTS



1.  PURPOSE                                                                    1
2.  DEFINITIONS                                                                1
    (a)  "Award"                                                               1
    (b)  "Award Agreement"                                                     1
    (c)  "Board"                                                               1
    (d)  "Code"                                                                1
    (e)  "Committee"                                                           1
    (f)  "Common Stock"                                                        1
    (g)  "Compensation Committee"                                              1
    (h)  "Corporation"                                                         1
    (i)  "Director"                                                            1
    (j)  "Employee"                                                            1
    (k)  "Exchange Act"                                                        2
    (l)  "Exercise Price"                                                      2
    (m)  "Fair Market Value"                                                   2
    (n)  "For Cause"                                                           2
    (o)  "Incentive Stock Option"                                              3
    (p)  "Non-qualified Stock Option"                                          3
    (q)  "Option"                                                              3
    (r)  "Participant"                                                         3
    (s)  "Plan"                                                                3
    (t)  "Purchase Price"                                                      3
    (u)  "Pyramiding"                                                          3
    (v)  "Reload"                                                              3
    (w)  "Share"                                                               3
    (x)  "Stock Appreciation Right"                                            3
    (y)  "Subsidiary"                                                          4
    (z)  "Ten Percent Stockholder"                                             4
    (aa) "Total and Permanent Disability"                                      4
    (bb) "Vest" or "Vesting"                                                   4
    (cc) "Voting Power"                                                        4
3.  EFFECTIVE DATE                                                             4
4.  ADMINISTRATION                                                             5
    (a)  Administration by the Board or the Committee                          5
    (b)  The Committee                                                         5
    (c)  Powers of the Committee                                               5
    (d)  Committee's Interpretation of the Plan                                6
5.  PARTICIPATION                                                              6
    (a)  Eligibility for Participation                                         6
    (b)  Eligibility for Awards                                                6

6.  SHARES OF STOCK OF THE CORPORATION                                        6
    (a) Shares Subject to This Plan                                           6
    (b) Adjustment of Shares                                                  7
    (c) Awards Not to Exceed 10% of Corporation's Common Stock                7
    (d) Awards Not to Exceed Shares Available                                 7
7.  TERMS AND CONDITIONS OF OPTIONS                                           7
    (a) Eligibility for Incentive Stock Options                               7
    (b) Award Agreements                                                      8
    (c) Number of Shares Covered by an Option                                 8
    (d) Exercise of Options                                                   8
    (e) Vesting of Options                                                    8
    (f) Term and Expiration of Options                                        8
    (g) Exercise Price                                                        9
    (h) Medium and Time of Payment of Purchase ice                            9
    (i) Nontransferability of Options                                         9
    (j) Termination of Employee, Director, Independent Contractor or
        Consultant Status for Any Reason Other Than Death, Total and
        Permanent Disability or For Cause                                     9
    (k) Death of Participant                                                 10
    (l) Total and Permanent Disability of Participant                        10
    (m) Termination For Cause                                                11
    (n) Rights as a Stockholder                                              11
    (o) Modification, Extension, and Renewal of Options                      11
    (p) Other Provisions                                                     11
    (q) No Disqualification of Incentive Stock Options                       12
    (r) Limitation on Incentive Stock Options                                12
8.  STOCK APPRECIATION RIGHTS                                                12
    (a) Stock Appreciation Right Award Agreements                            12
    (b) Number of Shares Covered by a Stock Appreciation Right               12
    (c) Stock Appreciation Rights Issued and Exercised Without Payment of
        Consideration                                                        12
    (d) Exercise of Stock Appreciation Rights                                13
    (e) Vesting of Stock Appreciation Rights                                 13
    (f) Term and Expiration of Stock Appreciation Rights                     13
    (g) Exercise and Settlement of a Stock Appreciation Right                13
    (h) Nontransferability of Stock Appreciation Rights                      14
    (i) Termination of Employee, Director, Independent Contractor or
        Consultant Status for any Reason Other Than Death, Total and
        Permanent Disability or For Cause                                    14
    (j) Death of Participant                                                 14
    (k) Total and Permanent Disability of Participant                        15
    (l) Termination For Cause                                                15
    (m) Rights as a Stockholder                                              15

    (n) Modification, Extension, and Renewal of Stock Appreciation Rights     15
    (o) Other Provisions                                                      16
9.  TERM OF PLAN                                                              16
10. RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL                      16
    (a) Recapitalization                                                      16
    (b) Dissolution, Merger, Consolidation, or Sale or Lease of Assets        16
    (c) Determination by the Committee                                        17
    (d) Limitation on Rights of Participants                                  17
    (e) No Limitation on Rights of Corporation                                17
11. SECURITIES LAW REQUIREMENTS                                               17
    (a) Legality of Issuance                                                  17
    (b) Restrictions on Transfer; Representations of Participant; Legends     17
    (c) Registration or Qualification of Securities                           18
    (d) Exchange of Certificates                                              18
12. EXERCISE OF UNVESTED OPTIONS                                              18
    (a) Purpose of Section 12                                                 18
    (b) Exercise of Non-Vested Awards and Issuance of Restricted Stock        19
13. AMENDMENT OF THE PLAN                                                     19
14. PAYMENT FOR SHARE PURCHASES                                               20
15. APPLICATION OF FUNDS                                                      21
16. APPROVAL OF SHAREHOLDERS                                                  21
17. WITHHOLDING OF TAXES                                                      21
    (a) General                                                               21
    (b) Stock Withholding                                                     21
18. RIGHTS AS AN EMPLOYEE, DIRECTOR, INDEPENDENT CONTRACTOR OR CONSULTANT     22
19. INSPECTION OF RECORDS                                                     22

                           CANARGO ENERGY CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN

1.   PURPOSE.

     This Plan is intended to provide employees and directors of CanArgo Energy Corporation ("Corporation") and advisors and consultants rendering services to the Corporation (collectively "Participants") an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to attract and retain Participants' services, motivate Participants to increase the Corporation's value, and have flexibility in compensating Participants.

     The Plan allows the Corporation to reward Participants with (i) options to purchase shares of common stock of the Corporation, and (ii) stock appreciation rights with respect to shares of common stock of the Corporation. All awards shall be subject to the terms and conditions provided in this Plan.

2. DEFINITIONS.

     (a) "Award" shall mean any award granted under the Plan, including any Option or Stock Appreciation Right.

     (b) "Award Agreement" shall mean, with respect to each Award granted to a Participant, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Award.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4(a) to administer the Plan, or the Board, if it administers the Plan as provided in Section 4(a).

     (f) "Common Stock"  shall mean the voting common stock of the Corporation.

     (g) "Compensation Committee" shall mean the Compensation Committee appointed by the Board.

     (h) "Corporation" shall mean CanArgo Energy Corporation (formerly Fountain Oil Incorporated).

     (i) "Director" shall mean a member of the Board.

     (j) "Employee" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or any Subsidiary.

The Committee shall be responsible for determining when an Employee's period of employment is deemed to be continued during an approved leave of absence.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Exercise Price" shall mean:

         (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement; or

         (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant's Award Agreement.

     (m) "Fair Market Value" shall mean the value of each Share determined as of any specified date as follows:

         (i) If the Shares are traded on any recognized United States securities exchange, the value per Share shall be the closing price of the Common Stock on the business day immediately preceding such specified date (or, if there are no sales on that day the last preceding day on which there was a sale) on the principal exchange on which the Common Stock is traded;

         (ii) If the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the mean between the closing bid and asked quotations of the Common Stock on the business day immediately preceding such specified date (or, if there are no such quotations on that day, the last preceding day on which there were such quotations) on the principal system on which the Common Stock is traded; or

         (iii) If neither Paragraph (i) nor (ii) applies, the value per Share shall be determined by the Committee in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

     (n) "For Cause" shall mean the termination of a Participant's status with the Corporation as an Employee, Director, advisor or consultant for any of the following reasons, as determined by the Committee:

         (i) The Participant commits a violation of any law, a breach of any fiduciary duty or an act of dishonesty, fraud, misrepresentation or moral turpitude which may have a material detrimental impact on the Corporation's business or prevent the Participant from effectively performing his or her duties as an Employee, Director, advisor or consultant for the Corporation; or

         (ii) The Participant, as determined in the sole discretion of the Committee, willfully and habitually neglects to perform the duties which the Participant is required to perform for the Corporation or performs such duties other than in good faith and the Participant fails to correct such conduct within ten (10) days following the Corporation's delivery to the Participant of a written notice describing such conduct; or

         (iii) The Committee determines that the reason for terminating the Participant's status with the Corporation constitutes "for cause" under the Corporation's policies or under any contract between the Participant and the Corporation.

     (o) "Incentive Stock Option" shall mean an Option of the type which is described in Section 422(b) of the Code.

     (p) "Non-qualified Stock Option" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

     (q) "Option" shall mean any Option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

     (r) "Participant" shall mean any individual to whom an Award has been granted under the Plan, and such term shall include where appropriate the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant as provided in Sections 7(i) and/or 8(h).

     (s) "Plan" shall mean this CanArgo Energy Corporation 1995 Long-Term Incentive Plan, as amended. The Plan is effective November 14, 1995.

     (t) "Purchase Price" shall mean, at any specified time, the Exercise Price of an Option to purchase one Share times the number of Shares subject to such Option being exercised.

     (u) "Pyramiding" shall mean, if the Committee in its sole discretion permits, a Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share or Share(s) of Common Stock that the Participant had acquired pursuant to the exercise of another Option during the preceding six months (under this Plan or any other plan or program of the Corporation) or had otherwise acquired from the Corporation during the preceding six months without paying full consideration for such Share(s).

     (v) "Reload" shall mean the grant of new Options to a Participant who exercises an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares the Participant submits to the Corporation to pay for Options just exercised.

     (w) "Share" shall mean one authorized share of Common Stock.

     (x) "Stock Appreciation Right" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share of Common

Stock over the Exercise Price of such right. A Stock Appreciation Right may be settled in cash or Shares in accordance with the terms and conditions set forth in Section 8.

     (y) "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the voting power in one of the other corporations in such chain.

     (z) "Ten Percent Stockholder" shall mean, for purposes of granting Incentive Stock Options, any person who owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of outstanding stock of the Corporation or any Subsidiary. For purposes of determining whether a person is a Ten Percent Stockholder:

          (i) A person shall be considered the owner of stock that is owned, directly or indirectly, by or for his or her brothers or sisters, spouse, ancestors, and lineal descendants;

          (ii) Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionally by or for its shareholders, partners or beneficiaries, respectively; and

          (iii) The term "outstanding stock" shall include all shares of stock actually issued and outstanding, but shall not include any shares of stock subject to stock options.

     (aa) "Total and Permanent Disability" shall mean with respect to a Participant who is either an Employee or Director:

          (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the disability policy or plan provided by the Corporation covering the Participant; or

          (ii) If no such policy or plan is then covering the Participant, the mental or physical disability which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the Participant from indefinitely performing the principal duties of the position the Participant performed when the disability commenced.

     (bb) "Vest" or "Vesting" shall mean the date, event or act prior to which an Award, in whole or in part, is not exercisable, and as a consequence of which the Award, in whole or in part, becomes exercisable for the first time.

     (cc) "Voting Power" shall mean the total combined rights to cast votes at elections for members of the Corporation's Board of Directors.

3.   EFFECTIVE DATE.

     The Plan was adopted by the Corporation effective November 14, 1995, subject to the approval of the Corporation's shareholders in accordance with
Section 16.

4.   ADMINISTRATION.

     (a) Administration by the Board or the Committee.

     The Board may appoint a Committee of not less than two Directors, which may be the Compensation Committee or another Committee, to administer the Plan. In the event the Board elects to administer the Plan, the Board shall have the powers and authority otherwise delegated to the Committee in this Plan and all acts to be performed by the Committee under this Plan shall be performed by the Board.

     (b) The Committee.

     The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

     (c) Powers of the Committee.

     On behalf of the Corporation and subject to the provisions of the Plan, the Committee shall have the authority and discretion to:

         (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

         (ii)   Select Participants to receive Awards;

         (iii)  Determine the form and terms of Awards;

         (iv) Determine the number of Shares or other consideration subject to Awards;

         (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

         (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

         (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

         (viii) Determine whether an Award has been earned and/or Vested;

         (ix) Determine whether a Participant who is either an Employee or a Director has incurred a Total and Permanent Disability;

       (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

       (xi) Determine if a period of service performed by a consultant, an advisor or a Director is "continuous" for purposes of the Plan;

       (xii) Determine whether a Participant's status with the Corporation as an Employee, Director, advisor, or consultant has been terminated For Cause;

       (xiii) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award as made by the Committee;

       (xiv) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

       (xv) Determine, upon review of relevant information, the Fair Market Value of the Common Stock; and

       (xvi) Make all other determinations deemed necessary or advisable for the administration of the Plan.

   (d) Committee's Interpretation of the Plan.

     The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. No member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan, and the Corporation shall indemnify and defend a member of the Committee to the fullest extent provided by law.

5. PARTICIPATION

   (a) Eligibility for Participation. Subject to the conditions of Section 5(b), all Employees, Directors, consultants, and advisors of the Corporation are eligible to be selected as Participants by the Committee, in its discretion. The Committee's determination of an individual's eligibility for participation shall be final.

   (b) Eligibility for Awards. The Committee has the authority, in its discretion, to grant Awards to Participants. A Participant may be granted more than one Award under the Plan.

6. SHARES OF STOCK OF THE CORPORATION.

   (a) Shares Subject to This Plan.

     Awards which are granted or issued under this Plan shall be with respect to the authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued upon the exercise of Options and/or which may be utilized with respect to Stock Appreciation Rights settled in cash or in Shares under this Plan shall not exceed four million (4,000,000) Shares, subject to adjustment under Section 10.

   (b)  Adjustment of Shares.

     In the event of an adjustment described in Section 10, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value, if any, of the Shares.

   (c) Awards Not to Exceed 10% of Corporation's Common Stock.

     The number of Shares subject to Awards which are outstanding from time to time under this Plan shall not exceed an amount equal to 10% of the then outstanding shares of the Corporation's Common Stock.

   (d) Awards Not to Exceed Shares Available.

     The number of Shares subject to Awards which have been granted under this Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to a Stock Appreciation Right that is settled in cash shall count as Shares issued under the Plan and shall not again be available for grant or issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason, shall again be available for issuance under the Plan.

7. TERMS AND CONDITIONS OF OPTIONS.

   (a) Eligibility for Incentive Stock Options.

       (i) Subject to Section 7(a)(ii), Incentive Stock Options may be granted only to Employees (irrespective of whether an Employee is also a Director). Advisors, consultants and Directors who are not also Employees are not eligible to be awarded Incentive Stock Options.

       (ii) Any Employee who is a Ten Percent Stockholder is eligible to be granted an Incentive Stock Option only if: (A) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share; and (B) the term of the Incentive Stock Option does not exceed five years.

  (b) Stock Option Award Agreements.

      Each Option shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

  (c) Number of Shares Covered by an Option.

      Each Option Award Agreement shall state the number of Shares for which the Option is exercisable, subject to adjustment of such Shares pursuant to Section 10.

  (d) Exercise of Options.

      Only a Participant may exercise an Option, and the Participant may exercise an Option only on or after the date on which the Option Vests, as provided in Section 7(e) below, and only on or before the date on which the term of the Option expires, as provided in Section 7(f) below.

  (e) Vesting of Options.

      Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Option. The condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

  (f) Term and Expiration of Options.

      Subject to Section 7(q), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

      (i) The tenth anniversary of the date the Option was granted (substituting "fifth anniversary" for "tenth anniversary" for an Incentive Stock Option granted to a Ten Percent Stockholder);

      (ii) The date determined under Section 7(j)(ii) for a Participant who ceases to be an Employee, Director, advisor, or consultant of the Corporation for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

      (iii) The date determined under Section 7(k) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

      (iv) The date determined under Section 7(l) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

      (v) The date determined under Section 7(m) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

      (vi)   On the effective date of a transaction described in Section 10(b);
or

      (vii) The expiration date specified in the Award Agreement pertaining to the Option.

  (g) Exercise Price.

      Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, subject to the following conditions:

      (i) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder); and

      (ii) Notwithstanding Section 7(g)(i) above, the Exercise Price of an Option may not be below the par value, if any, of the Shares.

  (h) Medium and Time of Payment of Purchase Price.

      A Participant may exercise an Option by delivering notice to the Corporation. A Participant exercising an Option shall pay the Purchase Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee in its discretion allows the Participant to pay the Purchase Price in a manner allowed under Section 14, so long as the sum of cash so paid and such other consideration equals the Purchase Price. The sequential exercise of an Option through Pyramiding is specifically allowable under the Plan, subject to the consent of the Committee, in its discretion. The granting of Reload Options is also allowable under the Plan, subject to the consent of the Committee, in its discretion.

  (i) Nontransferability of Options.

      An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, an Option is transferable by the Participant only by will or the laws of descent and distribution.

  (j) Termination of Employee, Director, Advisor or Consultant Status for Any Reason Other Than Death, Total and Permanent Disability or For Cause.

      (i) For purposes of this Section 7(j), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or

4(c)(xi). The preceding sentence notwithstanding, for determinations pertaining to Incentive Stock Options, Employee status shall be deemed to terminate on the date that a Participant is no longer eligible to receive an Incentive Stock Option pursuant to Section 7(a).

      (ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Options which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Options which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f)), subject to the following:

             (A) Pursuant to Section 4(c)(iii), the Committee may provide in a Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above;

             (B) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

             (C) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the three month anniversary of the date the Participant ceases to be an Employee.

  (k) Death of Participant.

      If a Participant dies while an Employee, Director, advisor or consultant, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f) had the Participant's death not occurred), subject to the following:

      (i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

      (ii) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the one year anniversary of the Participant's death.

  (l) Total and Permanent Disability of Participant.

      If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a result of Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 7(f) had the Participant's Total and Permanent Disability not occurred), subject to the following:

      (i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension; and

      (ii) Any unexercised Incentive Stock Option shall expire at 12:00 Midnight on the one year anniversary of the date the Participant ceases to be an Employee by reason of Total and Permanent Disability.

  (m) Termination For Cause.

      If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Option granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

  (n) Rights as a Stockholder.

      A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares for which an Option is exercisable or has been exercised until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

  (o) Modification, Extension, and Renewal of Options.

      Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Option or accept the cancellation of outstanding Options for the granting of a new Option in substitution therefore. Notwithstanding the preceding sentence, no modification of an Option shall:

      (i) Without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted or cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

      (ii)   Exceed or otherwise violate any limitation set forth in this
Section 7.

  (p) Other Provisions.

      An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

      (i)    Restrictions on the exercise of the Option;

      (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

      (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 14.

  (q) No Disqualification of Incentive Stock Options.

      Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in
Section 7(r)).

  (r) Limitation on Incentive Stock Options.

      The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of such Incentive Stock Option's date of grant) of all Shares with respect to which a Participant's Incentive Stock Options become Vested during any calendar year (under the Plan and under other incentive stock option plans of the Corporation, if any) shall not exceed US$100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.

8. STOCK APPRECIATION RIGHTS.

  (a) Stock Appreciation Right Award Agreements.

      Each Stock Appreciation Right shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Stock Appreciation Right, provided that all such terms shall be subject to and consistent with this Plan.

  (b) Number of Shares Covered by a Stock Appreciation Right.

      Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 10.

  (c) Stock Appreciation Rights Issued and Exercised Without Payment of Consideration.

      A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

  (d) Exercise of Stock Appreciation Rights.

      Only a Participant may exercise a Stock Appreciation Right, and the Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right vests, as provided in Section 8(e), below, and only on or before the date on which the Stock Appreciation Right expires, as provided in Section 8(f) below.

  (e) Vesting of Stock Appreciation Rights.

      Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which the Stock Appreciation Right to which it pertains Vests, in whole or in part. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

  (f) Term and Expiration of Stock Appreciation Rights.

      Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

      (i)    The tenth anniversary of the date the Right was granted;

      (ii) The date determined under Section 8(i)(ii) for a Participant who ceases to be an Employee, Director, advisor or consultant for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

      (iii) The date determined under Section 8(j) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

      (iv) The date determined under Section 8(k) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

      (v) The date determined under Section 8(l) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

      (vi)   On the effective date of a transaction described in Section 10(b);
or

      (vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

  (g) Exercise and Settlement of a Stock Appreciation Right.

      A Participant may exercise a Vested Stock Appreciation Right by delivering notice to the Corporation. The Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares, or a combination thereof, as the Award Agreement prescribes.

  (h) Nontransferability of Stock Appreciation Rights.

      A Stock Appreciation Right granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, a Stock Appreciation Right is transferable by the Participant only by will or the laws of descent and distribution.

  (i) Termination of Employee, Director, Advisor or Consultant Status for any Reason Other Than Death, Total and Permanent Disability or For Cause.

      (i) For purposes if this Section 8(i)(i), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or 4(c)(xi).

      (ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Stock Appreciation Rights which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f), subject to the following:

             (A) Pursuant to Section 4(c)(iii), the Committee may provide in a Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above; and

             (B) Pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

  (j) Death of Participant.

      If a Participant dies while an Employee, Director, advisor or consultant, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f) had the Participant's death not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation
Rights shall expire at 12:00 Midnight on the last day of such extension.

  (k) Total and Permanent Disability of Participant.

      If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 8(f) had the Participant's Total and Permanent Disability not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension.

  (l) Termination For Cause.

      If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Stock Appreciation Right granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

  (m) Rights as a Stockholder.

      A Participant shall have no rights as a shareholder of the Corporation with respect to any Shares to which a Stock Appreciation Right pertains, except for Stock Appreciation Rights settled in Shares and then not until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

  (n) Modification, Extension, and Renewal of Stock Appreciation Rights.

      Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Stock Appreciation Right or accept the cancellation of an outstanding Stock Appreciation Right for the granting of a new Stock Appreciation Right in substitution therefore. Notwithstanding the preceding sentence, no modification of a Stock Appreciation Right shall, without the consent of the Participant, alter or impair any rights or obligations under any Stock Appreciation Right previously granted.

  (o) Other Provisions.

      An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

      (i)    Restrictions on the exercise of the Stock Appreciation Right;
and/or

      (ii) Submission by the Participant of such forms and documents as the Committee may require.

9. TERM OF PLAN.

      Awards may be granted pursuant to the Plan through the period ending on November 13, 2005. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on November 13, 2015. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan during a term resulting from such extension unless the extension is approved by the stockholders of the Corporation within one year of such extension.

10. RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL.

  (a) Recapitalization.

      Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).

  (b) Dissolution, Merger, Consolidation, or Sale or Lease of Assets.

      Upon the (i) dissolution or liquidation of the Corporation, (ii) merger of consolidation of the Corporation with another corporation or other entity pursuant to which the Corporation is not the surviving entity, (iii) sale or lease of all or substantially all the business assets of the Corporation, or
(iv) the sale of more than 80% of the outstanding Common Stock of the Corporation, unless the surviving or acquiring corporation or entity agrees to assume outstanding Awards, each Award granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee may, in its discretion, give written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards prior to the effective date of such transaction, subject to earlier expiration pursuant to Sections 7 or 8 (as applicable).

  (c) Determination by the Committee.

      All adjustments described in this Section 10 shall be made by the Committee in its discretion, and such determination shall be conclusive and binding on all persons.

  (d) Limitation on Rights of Participants.

      Except as expressly provided in this Section 10, no Participant shall have any rights by reason of any reorganization, dissolution, change of control, merger or acquisition. Any issuance by the Corporation of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

  (e) No Limitation on Rights of Corporation.

      The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11. SECURITIES LAW REQUIREMENTS.

  (a) Legality of Issuance.

      No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:

      (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

      (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

      (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

  (b) Restrictions on Transfer; Representations of Participant; Legends.

      Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such

Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

  (c) Registration or Qualification of Securities.

      The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

  (d) Exchange of Certificates.

      If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12. EXERCISE OF UNVESTED OPTIONS.

  (a) Purpose of Section 12.

      This Section 12 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the Participant holding the Shares for a minimum period of time (such as the holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Act). It provides that a Participant with a non-Vested Award may commence this holding period for the Shares subject to the Award by exercising the non-Vested Award and receiving Shares of restricted stock which will Vest on the same date as the Award would have Vested. Any restricted stock issued under this Section 12 for non-vested Awards which expire pursuant to Section 7 or Section 8, as applicable, shall be reconveyed to the Corporation at the Exercise Price, if any, paid by the Participant to the Corporation to acquire such Shares (in cash and/or in Shares as paid by the Participant), subject, however, to complying with any legal requirement relating to the Corporation's ability to repurchase its own securities. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Award would have Vested.

  (b) Exercise of Unvested Awards and Issuance of Restricted Stock.

      The Committee, in its sole discretion may:

      (i) Grant any Participant the right to exercise any Award prior to the Vesting of such Award, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Award so exercised; and/or

      (ii) Require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer to the Corporation of any Shares of restricted stock which are not Vested and are to be reconveyed, on or before the applicable date described in Section 7 or 8, as applicable, for determining the expiration of the Award pursuant to which such Shares were issued under this
Section 12.

13. AMENDMENT OF THE PLAN.

      The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

      (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 10;

      (b) Change the designation of the class of persons eligible to receive Incentive Stock Options; or

      (c)    Amend this Section 13 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

14. PAYMENT FOR SHARE PURCHASES.

      Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:

      (a)    By check;

      (b) By cancellation of indebtedness of the Corporation to the Participant;

      (c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or
(B) were obtained by Participant in the public market;

      (d) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash if required by state law;

      (e) By waiver of compensation due or accrued to Participant for services rendered;

      (f) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

             (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

             (ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

             (iii)  By any combination of the foregoing.

15. APPLICATION OF FUNDS.

      The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

16. APPROVAL OF SHAREHOLDERS.

      The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan by the Board, and in no event later than November 13, 1996. Prior to such approval, Options and/or Stock Appreciation Rights may be granted but may not be exercised or settled. Pursuant to Section 13, certain amendments shall also be subject to approval by the Corporation's shareholders.

17. WITHHOLDING OF TAXES.

  (a) General.

      Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Stock Appreciation Rights are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

  (b) Stock Withholding.

      When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Option or the exercise of a Stock Appreciation Right that is settled in Shares that is subject to tax withholding and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may at its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

      (i)    The election must be made on or prior to the applicable Tax Date;

      (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

      (iii) All elections shall be subject to the consent or disapproval of the Committee; and

      (iv) In the event that the Tax Date is deferred until six months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but
(A) such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date, and (B) the Committee may require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer of such re-tendered Shares to the Corporation.

18. RIGHTS AS AN EMPLOYEE, DIRECTOR, ADVISOR OR CONSULTANT.

      The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee, Director, advisor or consultant at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.

19. INSPECTION OF RECORDS.

      Copies of the Plan, records reflecting each Participant's Awards and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.

                           CANARGO ENERGY CORPORATION


                         1995 LONG-TERM INCENTIVE PLAN


                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS


                         (EFFECTIVE NOVEMBER 14, 1995)

                   (AMENDED AND RESTATED AS OF JULY 15, 1998)

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS

1.   PURPOSE.

     This Sub-Plan for United Kingdom Participants (the "United Kingdom Sub-Plan") is established under the CanArgo Energy Corporation 1995 Long-Term Incentive Plan (the "Plan"). This Sub-Plan sets forth special terms and restrictions which apply to all Stock Options granted to a covered Participant who, on the date the Award is granted, is a "United Kingdom Participant," as defined as in Section 2(a) of this Sub-Plan. The Corporation has adopted this Sub-Plan to provide United Kingdom Participants an opportunity to be granted Stock Option(s) under the Plan which qualify for favorable tax treatment under current Inland Revenue provisions.

     All Stock Options granted pursuant to this Sub-Plan shall be subject to the terms and conditions provided in the Plan and in this Sub-Plan; provided, however that except as otherwise specifically provided or as the context otherwise requires, the terms and conditions of this Sub-Plan shall govern in the event of a conflict with the terms and conditions of the Plan.

2.   DEFINITIONS.

     Capitalized terms shall have the meanings set forth in Section 2 of the Plan, and the following additional terms shall have the meanings specified below:

     (a) "United Kingdom Participant" shall mean a Participant who, on the date a Stock Option is granted to the Participant, is domiciled in the United Kingdom, is subject to taxation under Inland Revenue provisions as an "employee resident" or an "ordinarily resident" individual, as such terms are defined for Inland Revenue purposes, and elects to be covered by this Sub-Plan with respect to such Stock Option.

     (b) "United Kingdom Sub-Plan" shall mean this Sub-Plan covering Awards granted to United Kingdom Participants, as amended.

3.   EFFECTIVE DATE.

     This United Kingdom Sub-Plan was adopted by the Board effective November 14 , 1995, as part of and subject to the terms of the Plan.

4.   ADMINISTRATION.

     This United Kingdom Sub-Plan shall be administered in accordance with
Section 4 of the Plan.

5.   COVERAGE OF THE UNITED KINGDOM SUB-PLAN.

     The terms and conditions of this United Kingdom Sub-Plan shall apply only to United Kingdom Participants who consent in writing to such coverage. A United Kingdom Participant shall provide such written consent in the Award Agreement issued with respect to the Award governed by this Sub-Plan, and such consent shall be irrevocable with respect to such Award, except as specifically authorized by the Committee in its discretion.

6.   MAXIMUM TERM FOR STOCK OPTIONS.

     All Stock Options which are granted to the United Kingdom Participants and which are covered by this Sub-Plan shall have a maximum term which in no event exceeds seven years from the date of the grant of such Stock Options. This restriction shall be set forth in the Award Agreements issued with respect to such Stock Options.

7.   AMENDMENTS.

     The Committee may amend the terms of this United Kingdom Sub-Plan at such time or times as it deems advisable. If the Committee determines that any amendment may be applied retroactively or prospectively to an outstanding Stock Option subject to the terms of this Sub-Plan, the Committee shall first obtain the written consent of a United Kingdom Participant prior to applying such amendment to a Stock Option previously issued to such Participant.